Pruco Life Insurance Company
Pruco Life Insurance Company of New Jersey

Supplement dated October 8, 2014
to Prospectuses dated May 1, 2014, for

MPremierSM VUL Contracts

The Funds

On or about November 24, 2014, one of the subadvisers for the PSF SP International Value Portfolio will change.  Thornburg Investment Management, Inc. will be replaced by Lazard Asset management LLC.  LSV Asset Management will continue to serve as a subadviser for the Portfolio after the subadviser change.

MPVULSUP106